Income Taxes - Reconciliation of Unrecognized Tax Benefits (Detail) $ in Thousands	12 Months Ended
Mar. 28, 2015 USD ($)
Income Tax Disclosure [Abstract]
Unrecognized tax benefits at the beginning of the year	$ 0
Gross increase - tax position in current period	89
Applied against certain element of deferred tax assets	(89)
Unrecognized tax benefits at the end of the year	$ 0